LEASE	12 Months Ended
Dec. 31, 2024
LEASE
LEASE

NOTE 13 — LEASE

The Company’s leasing activities primarily consist of operating leases for offices. The Company adopted ASC 842 effective January 1, 2018. ASC 842 requires lessees to recognize right-of-use assets and lease liabilities on the balance sheet. The Company has applied practical expedient to not recognize short-term leases with lease terms of one year or less on the balance sheet.

As of December 31, 2024, and December 31, 2023, the Company recorded right-of-use assets of approximately $0.5 million and $0.9 million and lease liabilities of approximately $0.4 million and $0.9 million, respectively, for operating leases as a lessee. Supplemental cash flow information related to operating leases was as follows:

	For the years ended
	December 31,
	2024	2023	2022
Cash payments for operating leases	$533,803	$326,125	$515,147
Right-of-use assets obtained in exchange for operating lease liabilities	—	19,701	907,952

Future lease payments under operating leases as of December 31, 2024 were as follows:

Operating
leases
2025	$263,577
2026	114,856
2027	29,440
Total future lease payments	$407,873
Less: imputed interest	(6,874)
Total lease liabilities	$400,999
Less: Long term portions	(136,683)
Lease liabilities – current portions	$264,316

The weighted-average remaining lease term was 2 years and 2 years as of December 31, 2024 and December 31, 2023, respectively.

The weighted-average discount rate used to determine the operating lease liability as of December 31, 2024 and December 31, 2023 was 5.78% and 5.69%, respectively.

Operating lease expenses for the years ended December 31, 2024, 2023 and 2022 was $0.4 million, $0.4 million and $0.6 million, respectively.

No lease contract was early terminated for the years ended December 31, 2024, 2023 and 2022.